                      SEMIANNUAL REPORT FEBRUARY 28, 1998
                                  OPPENHEIMER

                             Main Street California
                               Municipal Fund(R)

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3       President's Letter

 4       Fund Performance

 6       An Interview
         with the Fund's Manager

10       Statement of Investments

16       Statement of
         Assets and
         Liabilities

18       Statement of Operations

19       Statements of
         Changes in
         Net Assets

20       Financial Highlights

22       Notes to Financial Statements

27       Officers and Directors

28       Information and Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- THE ASIAN FINANCIAL AND ECONOMIC CRISIS is of particular significance to California, because the state's location, on the Pacific coast, makes it an important point of contact for U.S. trade with Asia. While U.S. exports to the region may suffer, exporters represent a much smaller portion of California's trade sector than do importers.

- THE SUPPLY OF MUNICIPAL BONDS INCREASED during the last 12 months, as many municipalities took advantage of lower interest rates to finance new projects and refinance existing debt.

- TWO FACTORS SUPPORT A FURTHER RALLY IN MUNICIPAL BONDS: First, municipal bonds are inexpensive relative to taxable bonds. And second, inflation remains fairly benign, and the economy looks like it may slow down from year-end 1997 levels.

CUMULATIVE TOTAL RETURNS
For the 6-Month Period Ended 2/28/98

CLASS A

     Without             With
     Sales Chg.(1)       Sales Chg.(2)
     5.81%               0.78%

CLASS B

     Without             With
     Sales Chg.(1)       Sales Chg.(2)
     5.28%               0.28%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. An explanation of the different performance calculations is in the Fund's prospectus. Class B shares are subject to an annual 0.75% asset-based sales charge.





         2           Oppenheimer Main Street California Municipal Fund

[PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer Main Street
California Municipal Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer Main Street
California Municipal Fund

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

   What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

   Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations seeking to improve their bottom lines.

   At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

   In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

   Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN          /s/ BRIDGET A. MACASKILL

James C. Swain              Bridget A. Macaskill
March 20, 1998





         3           Oppenheimer Main Street California Municipal Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 3/31/98(1)

CLASS A

                                   Since
  1 year            5 year         Inception
  6.50%             6.06%          7.64%

CLASS B

                                   Since
  1 year            5 year         Inception
5.78%                  N/A           4.79%

CUMULATIVE TOTAL RETURN
For the Period Ended 3/31/98(1)

CLASS A
  5 year
  34.20%           $13,420(4)


PERFORMANCE UPDATE
------------------------------------------------------------------------------

Oppenheimer Main Street California Municipal Fund has continued to perform well, particularly during what has turned out to be a difficult period for municipal bonds. During the last six months, long-term interest rates have fallen, which has caused a decline in municipal bond yields. However, Oppenheimer Main Street California Municipal Fund's Class A shares provided a cumulative total return, without sales charges, of 5.81% for the six-month period ended February 28, 1998.(2) In addition, the Fund's Class A shares were ranked in the top quartile of California municipal funds by Lipper, for the one-year period which ended March 31, 1998.(3)

                                                          GROWTH OF $10,000
                                                          Over five years(4)
                                                       (without sales charges)
           Oppenheimer Main Street California                                          Lehman Brothers Municipal
                 Municipal Fund Class A                                                        Bond Index
                          10000                                                                   10000
                        10327.2                                                                 10317.5
                          10676                                                                 10708.8
                        10825.9                                                                 10832.7
                        10231.6                                                                 10222.1
                        10344.9                                                                   10250
                        10415.7                                                                 10286.3
                        10266.1                                                                 9999.39
                          10992                                                                 10876.5
                        11257.4                                                                 11161.3
                        11581.2                                                                 11433.3
                        12058.8                                                                 11974.9
                        11913.4                                                                 11842.5
                        12004.7                                                                 11915.5
                        12281.1                                                                 12204.8
                          12594                                                                   12610
                        12563.9                                                                 12571.6
                        12996.8                                                                 13019.3
                        13388.5                                                                 13504.4
                        13751.8                                                                   13925
                        13910.2                                                                 14066.2


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current initial sales charge of 4.75%. Class A shares were first publicly offered on 5/18/90. The Fund's maximum sales charge for Class A shares was lower prior to 11/2/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 10/29/93). An explanation of the different performance calculations is in the Fund's prospectus. Class B shares are subject to an annual 0.75% asset-based sales charge.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.





         4           Oppenheimer Main Street California Municipal Fund

CREDIT ALLOCATION(6)
-AAA     53.1%
-AA      12.3
-A       15.6
-BBB     19.0

PORTFOLIO REVIEW

Oppenheimer Main Street California Municipal Fund is for investors looking for a source of income that's exempt from federal and California taxes.

WHAT WE LOOK FOR

- DIVERSIFICATION among a wide range of securities.

- Projects and regions demonstrating IMPROVING CREDIT QUALITY.

- Securities that provide HIGH INCOME.

TOP 10 INDUSTRIES
(Percentage of total market value of investments)(5)
 .......................................................................................
Special Assessment              17.8%         General Obligation                  6.7%
 .......................................................................................
Single Family Housing           16.2          Sewer Utilities                     5.1
 .......................................................................................
Hospital/Healthcare             11.2          Electric Utilities                  4.9
 .......................................................................................
Highways                         8.8          Marine/Aviation Facilities          4.2
 .......................................................................................
Lease Rental                     7.0          Multi-Family Housing                3.4
 .......................................................................................

3. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 25 of 104 (1-year) and 7 of 54 (5-year) among California municipal bond funds for the periods ended 3/31/98. Past performance does not guarantee future results.

4. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. Lehman Brothers Municipal Bond Index includes a broad range of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors. Past performance does not guarantee future results.

5. Industry weightings are as of 2/28/98, and are subject to change.

6. Portfolio data is as of February 28, 1998, dollar-weighted based on total market value of investments and subject to change. Securities rated by any rating organization are included in the equivalent Standard & Poors rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 4.8% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.





         5           Oppenheimer Main Street California Municipal Fund

"THE CATALYST FOR INCREASED BOND SALES WAS ASIA'S FINANCIAL AND ECONOMIC
CRISIS."

AN INTERVIEW WITH YOUR FUND'S MANAGER
------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE PERIOD?

For the six months ended February 28, 1998, Oppenheimer Main Street California Municipal Fund's Class A shares provided a cumulative total return, without sales charges, of 5.81%.(1) The Fund's gains can be attributed to California's dramatic economic improvements in recent years, in concert with the U.S. economy as a whole.

WHAT WERE THE MAIN INFLUENCES ON THE BOND MARKETS?

A couple of events and trends were critical to overall bond markets, municipal markets and, specifically, California municipal securities. First, in the U.S. bond markets, corporate and Treasury bonds benefited from low inflation and increased investor participation--particularly in September through early January of 1998. The catalyst for increased bond sales was Asia's financial and economic crisis, which sparked turmoil in world stock markets. Simply put, it appears that investors feared that the bottom would fall out of the U.S. stock market, so they fled to U.S. bonds as a safe haven.

     Second, because many investors switched out of stocks and into bonds, bond prices rose. And, the increased bond purchases caused interest rates, which move in the opposite direction from bond prices, to fall. On January 12, 1998, the interest rate on 30-year Treasury bonds, the benchmark rate for long-term bonds as a whole, dipped to 5.69%, its lowest level since 30-year Treasuries began to be sold regularly in 1977. Although interest rates on municipal securities also fell during the period, they did not decline to the same extent as rates on taxable fixed-income securities. This was to be expected, as municipal bond prices typically do not rise

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.





6           Oppenheimer Main Street California Municipal Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Jerry Webman
(Portfolio Manager)
Bob Patterson

as much as taxable bond prices when interest rates fall. Furthermore, there was a significant rise in the supply of municipal securities on the market, as many municipalities took advantage of lower interest rates to finance new projects and refinance existing debt. This increase offered municipal investors many new opportunities.

HOW DID YOUR STRATEGY AFFECT THE FUND'S PERFORMANCE?

Our strategy had two main components. First, due to our outlook for falling interest rates, we purchased zero coupon, lower coupon, and discount municipal bonds, all of which tend to increase in value when interest rates decline. Because interest rates fell as we anticipated, these investments posted gains. Second, we added higher-yielding California municipal securities, which performed very well. We also purchased California Tax Allocation Development Bonds, including the BBB-rated Fontana Redevelopment issue, which added yield to the Fund. Overall, our two-pronged strategy helped the Fund achieve a very competitive total return.

     The Fund's performance was also given a boost by improved credit ratings on several securities, such as the bonds of a Berkeley hospital that was recently acquired by a major hospital chain with A-rated debt. The hospital security was prerefunded--that is, the hospital issued a longer-maturity bond to pay off its earlier bond--and its rating was raised to AAA from BBB. In general, the Fund's credit quality has improved, mostly because of better economic conditions in California.





         7           Oppenheimer Main Street California Municipal Fund

"WITH INTEREST RATES LIKELY TO STAY LOW..."

AN INTERVIEW WITH YOUR FUND'S MANAGER
------------------------------------------------------------------------------

WHAT IMPACT DO YOU THINK THE U.S. ECONOMY WILL HAVE ON THE BOND MARKETS IN
1998?

Most important, we don't anticipate any increase in interest rates by the Federal Reserve Board in the near future. In the current economic environment, we do not believe the Federal Reserve will see a need to put the brakes on U.S. economic growth through more restrictive monetary policy. Over the past several years, whenever the U.S. economy has begun to expand too rapidly, something has happened to slow it down. For example, when the U.S. economy started to overheat in 1994, the Mexican peso crisis cooled it off by reducing our exports to Mexico and lowering the prices of imported goods. Now, Asia's financial and economic problems are starting to have the same effect on the U.S., making a rate hike highly unlikely. In fact, if inflation remains very low or prices begin to decline, it's possible we may even see the Fed implement a rate cut. With interest rates likely to stay low, the economic backdrop for bond markets in 1998 appears quite favorable. This is particularly true for municipal bonds, which are now producing slightly higher yields than usual, and offer very good value.

WHAT IS YOUR OUTLOOK FOR THE CALIFORNIA MUNICIPAL BOND MARKET?

We are optimistic about California. One reason is that the state's economy is recovering. Another reason is that California's location, on the Pacific coast, makes it an important point of contact for U.S. trade with Asia. We have been monitoring the Asian financial and economic crisis very closely and analyzing its implications for California's economy. First, we believe if Southeast Asian currencies continue to weaken, imports from Asia to the U.S. are likely to increase. And second, while U.S. exports to the region may suffer, exporters represent a much





         8           Oppenheimer Main Street California Municipal Fund

"...THE ECONOMIC BACKDROP FOR BOND MARKETS IN 1998 APPEARS QUITE FAVORABLE."

smaller portion of California's trade sector than do importers. As a result, the net effect of the Asian crisis could be a significant increase in the state's trade activity. With that thought in mind, we have made several trade-related municipal investments in the state. These investments include the ports of Long Beach, Los Angeles and San Diego, as well as the airports of San Francisco and San Diego.

     Looking ahead, we plan to maintain the Fund's long average maturity and thus take advantage of generally declining interest rates. To maximize the Fund's total return, we will continue to research California municipal markets for promising new issues and add them to our holdings. In addition to discovering undervalued securities, we will explore other sectors of the California municipal market--such as tax increment bonds, land development bonds, and industrial bonds--that appear to have particularly good potential as California's economy continues to improve. Finally, to cushion the Fund against interest rate fluctuations, we plan to add different types of fixed-income instruments to diversify the Fund's investment mix. In our view, this balanced approach is The Right Way to Invest in today's California municipal market.





         9           Oppenheimer Main Street California Municipal Fund

STATEMENT OF INVESTMENTS February 28, 1998 (Unaudited)

                                                          RATINGS:
                                                          MOODY'S/              FACE                  MARKET VALUE
                                                          S&P/FITCH             AMOUNT                SEE NOTE 1
==================================================================================================================
MUNICIPAL BONDS AND NOTES--103.2%
------------------------------------------------------------------------------------------------------------------
CALIFORNIA--96.2%
Alameda, CA PFAU RRB, Marina Village
Assessment District Refinancing, 6.375%, 9/2/14            NR/NR                $2,100,000             $2,161,362
------------------------------------------------------------------------------------------------------------------
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 8.99%, 12/28/18(1)                        Aaa/AAA               1,000,000              1,263,750
------------------------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical Center,
Series A, 6.50%, 12/1/11                                   A2/A+                 1,500,000              1,656,345
------------------------------------------------------------------------------------------------------------------
CA CDAU Lease RB, United Airlines, Series A,
 5.70%, 10/1/33                                            Baa3/BB+              3,200,000              3,261,024
------------------------------------------------------------------------------------------------------------------
CA CDAU MH RB, Village Riviera Hills,
Series E, 5.45%, 2/1/25                                    NR/AAA                1,000,000              1,028,240
------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Transportation Corridor
Agency Toll Road RB, Sr. Lien, Series A,
6.50%, 1/1/32                                              Baa/BBB-/BBB          1,400,000              1,530,914
------------------------------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB, Series C, 6.75%, 2/1/25               Aa2/AA-               4,890,000              5,212,740
------------------------------------------------------------------------------------------------------------------
CA HFA SFM Purchase RB, Series A-2, 6.45%,
8/1/25                                                     Aaa/AAA               2,500,000              2,659,850
------------------------------------------------------------------------------------------------------------------
CA HFFAU RB, Episcopal Homes Project,
Series A, 7.80%, 7/1/15                                    NR/A+                 1,000,000              1,032,010
------------------------------------------------------------------------------------------------------------------
CA PCFAU RB, Pacific Gas & Electric Co. Project,
Series B, 6.35%, 6/1/09                                    A1/AA-                2,000,000              2,166,300
------------------------------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15          Aaa/AAA               2,000,000              2,153,100
------------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Series D,
5.50%, 5/1/29                                              NR/AAA                2,200,000              2,419,934
------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Cedars-Sinai Medical Center, 5.40%, 11/1/15(2)             A1/NR                 1,000,000              1,001,790
------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Inverse
Floater, 7.068%, 11/1/15(1)                                A1/NR                   700,000                701,750
------------------------------------------------------------------------------------------------------------------
Central CA Joint Powers Health FAU COP,
Community Hospitals of Central California
Project, 5%, 2/1/23                                        Baa1/NR/A-            2,050,000              1,932,945
------------------------------------------------------------------------------------------------------------------
Corona, CA COP, Vista Hospital Project,
Prerefunded, Series B, 10%, 11/1/20                        Aaa/AAA               2,400,000              3,041,928
------------------------------------------------------------------------------------------------------------------
Corona, CA SFM RB, Sub. Lien, Series B,
6.30%, 11/1/28                                             A/NR                    800,000                853,088
------------------------------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National
Medical Center, 6.25%, 4/1/23                              Baa1/NR               2,460,000              2,617,169
------------------------------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB,
MBIA Insured, Zero Coupon, 6.20%, 11/1/19(3)               Aaa/AAA               2,000,000                651,720
------------------------------------------------------------------------------------------------------------------
Fontana, CA RA TXAL GORB, Jurupa Hills
Redevelopment Project-A, 7.10%, 10/1/23                    NR/BBB+               1,960,000              2,238,614





         10          Oppenheimer Main Street California Municipal Fund

                                                           RATINGS:
                                                           MOODY'S/                   FACE            MARKET VALUE
                                                           S&P/FITCH                AMOUNT              SEE NOTE 1
==================================================================================================================
CALIFORNIA (CONTINUED)
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project, Series A,
5.50%, 10/1/19                                             NR/BBB+              $1,185,000             $1,198,106
------------------------------------------------------------------------------------------------------------------
Fresno, CA HAU MH RB, Central Valley
Coalition Projects, Series A, 5.60%, 8/1/30                NR/AAA                3,075,000              3,161,161
------------------------------------------------------------------------------------------------------------------
Fresno, CA USD GORB, Series A, MBIA Insured,
6.55%, 8/1/20                                              Aaa/AAA               1,225,000              1,442,021
------------------------------------------------------------------------------------------------------------------
Fresno, CA USD RB, Series A, MBIA Insured,
6.40%, 8/1/16                                              Aaa/AAA               1,000,000              1,169,680
------------------------------------------------------------------------------------------------------------------
La Quinta, CA RA TXAL Refunding Bonds,
Redevelopment Project Area No. 1, MBIA
Insured, 7.30%, 9/1/09                                     Aaa/AAA               1,015,000              1,268,679
------------------------------------------------------------------------------------------------------------------
Las Virgenes, CA USD CAP Bonds, Series A,
MBIA Insured, Zero Coupon, 4.95%, 11/1/12(3)               Aaa/AAA               2,095,000              1,022,088
------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RB, 5.125%, 5/15/18                  Aa3/AA-               1,000,000                984,460
------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A, FGIC
Insured, 6%, 5/15/09                                       Aaa/AAA                 500,000                561,930
------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A, FGIC
Insured, 6%, 5/15/10                                       Aaa/AAA                 500,000                563,080
------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP, Disney Parking
Project, Zero Coupon, 6.95%, 9/1/11(3)                     Baa1/BBB/A-           2,340,000              1,145,102
------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB,
Series A, FSA Insured, 5%, 7/1/19(4)                       Aaa/AAA/AAA           2,000,000              1,935,180
------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU RRB,
Regional Park & Open Space District, Series A,
5%, 10/1/16                                                Aa3/AA                1,900,000              1,879,499
------------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOB, Series A, FGIC
Insured, 6%, 7/1/15                                        Aaa/AAA/AAA           1,000,000              1,135,030
------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Wastewater System RRB,
Series D, FGIC Insured, 8.70%, 11/1/03                     Aaa/AAA/AAA           5,115,000              6,320,708
------------------------------------------------------------------------------------------------------------------
Newport Mesa, CA USD SPTX Bonds,
CFD No. 90-1, 6.625%, 9/1/14                               NR/NR                 2,000,000              2,061,480
------------------------------------------------------------------------------------------------------------------
Pittsburg, CA Improvement Bond Act of 1915
SPAST GOB, Assessment District 1990-01,
7.75%, 9/2/20                                              NR/NR                    95,000                 99,076
------------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Refunding Bonds,
Los Medanos Community Development
Project, Sub. Lien, 6.20%, 8/1/19                          NR/BBB                1,000,000              1,073,700
------------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                    Aaa/AAA               2,500,000              3,222,500
------------------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 6.15%, 8/1/15                                     Aaa/AAA                 500,000                580,155
------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.484%, 6/1/19(1)           Aaa/AAA/AAA           1,150,000              1,243,438





         11          Oppenheimer Main Street California Municipal Fund

                                                           RATINGS:
                                                           MOODY'S/                   FACE            MARKET VALUE
                                                           S&P/FITCH                AMOUNT              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 8.705%, 7/8/22(1)           Aaa/AAA              $  500,000             $  650,000
------------------------------------------------------------------------------------------------------------------
Riverside CA PFAU Lease RB, AMBAC Insured,
5.25%, 10/1/17                                             Aaa/AAA               2,100,000              2,136,414
------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD SPTX Bonds,
No. 88-12, 7.55%, 9/1/17                                   NR/NR                 1,500,000              1,593,015
------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A,
5.625%, 10/1/33                                            Baa2/BBB-             1,650,000              1,684,898
------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                          Aaa/AAA               1,000,000              1,356,110
------------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to
Maturity, 8.125%, 7/1/16(6)                                Aaa/AAA               2,810,000              3,815,980
------------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC
Insured, Inverse Floater, 9.02%, 8/15/18(1)                Aaa/AAA/AAA           1,500,000              1,768,125
------------------------------------------------------------------------------------------------------------------
Salinas Valley, CA Solid Waste Authority
RB, 5.80%, 8/1/27                                          Baa3/BBB              1,665,000              1,686,262
------------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority
Revenue COP, Series 91-B, MBIA Insured,
Inverse Floater, 8.63%, 4/8/21(1)                          Aaa/AAA               1,000,000              1,311,250
------------------------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area Rapid Transit
District Sales Tax RRB, AMBAC Insured,
6.75%, 7/1/11                                              Aaa/AAA/AAA           1,000,000              1,215,360
------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Airport
Commission International Airport RB,
Second Series Issue 13-B, MBIA Insured,
8%, 5/1/07                                                 Aaa/AAA               1,140,000              1,419,619
------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Airport
Commission International Airport RB,
Second Series Issue 14-A, MBIA Insured,
8%, 5/1/07                                                 Aaa/AAA               1,290,000              1,606,411
------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. RA Lease RB,
CAP, George R. Moscone Project, Zero Coupon,
5.36%, 7/1/10(3)                                           A1/A-/A+              4,500,000              2,475,630
------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL CAP Refunding Bonds,
Redevelopment Projects, Series C, Zero
Coupon, 5.20%, 8/1/13(3)(4)                                A2/A                  2,350,000              1,072,446
------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 6.75%, 1/1/32               Aaa/NR/BBB            3,500,000              3,968,475
------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RRB, CAP, Series A,
0%/5.75%, 1/15/21(5)                                       Baa3/BBB-/BBB         3,200,000              2,157,664
------------------------------------------------------------------------------------------------------------------
San Ysidro, CA SDI GOB, AMBAC Insured,
6.125%, 8/1/21                                             Aaa/AAA                 700,000                790,482





         12          Oppenheimer Main Street California Municipal Fund

                                                           RATINGS:
                                                           MOODY'S/                   FACE            MARKET VALUE
                                                           S&P/FITCH                AMOUNT              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
South Orange Cnty., CA PFAU SPTX Tax RB,
Foothill Area, Series C, FGIC Insured, 8%, 8/15/08         Aaa/AAA/AAA          $1,500,000           $  1,948,275
------------------------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB, Series A,
7.35%, 9/1/24                                              NR/AAA                  285,000                301,678
------------------------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, 5.55%, 10/30/20                             Aa2/AA                2,400,000              2,472,192
------------------------------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.508%, 7/1/12(1)                         Aa3/A+                2,100,000              2,417,625
------------------------------------------------------------------------------------------------------------------
Stanislaus, CA Waste-To-Energy Financing
Agency Solid Waste Facilities RRB, Ogden
Martin System, Inc. Project, 7.50%, 1/1/05                 NR/BBB+               1,450,000              1,551,428
------------------------------------------------------------------------------------------------------------------
Suisun City, CA PFAU TXAL RB, Suisun City
Redevelopment Project, Series A, 5.20%, 10/1/28            NR/A-                 2,500,000              2,458,500
------------------------------------------------------------------------------------------------------------------
West Covina, CA COP, Queen of the Valley
Hospital, 6.50%, 8/15/19                                   A2/A                  1,120,000              1,237,275
                                                                                                    --------------
                                                                                                      114,746,760

------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--7.0%
PR CMWLTH GOB, 5.375%, 7/1/25                              Baa1/A                1,650,000              1,672,259
------------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured, Inverse
Floater, 7.784%, 7/1/08(1)                                 Aaa/AAA               1,500,000              1,708,125
------------------------------------------------------------------------------------------------------------------
PR CMWLTH Highway & Transportation
Authority RRB, Series A, AMBAC Insured,
5.50%, 7/1/13                                              Aaa/AAA               1,500,000              1,626,630
------------------------------------------------------------------------------------------------------------------
PR CMWLTH Highway & Transportation
Authority RRB, Series A, AMBAC Insured,
5.50%, 7/1/14                                              Aaa/AAA               1,500,000              1,623,225
------------------------------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB, Portfolio 1,
Series B, 7.65%, 10/15/22                                  Aaa/AAA                 210,000                223,952
------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC
Facilities Tourist RB, Mennonite General
Hospital Project, Series A, 6.50%, 7/1/12                  NR/BBB-/BBB             600,000                654,690
------------------------------------------------------------------------------------------------------------------
PR Public Buildings Authority RB, Government
Facilities, Series B, AMBAC Insured, 5%, 7/1/27            Aaa/AAA                 800,000                784,256
                                                                                                    --------------
                                                                                                        8,293,137
                                                                                                    --------------
Total Municipal Bonds and Notes (Cost $115,655,471)                                                   123,039,897

                                                           DATE          STRIKE          CONTRACTS
==================================================================================================================
CALL OPTIONS PURCHASED--0.0%
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 30 yr. Futures, 3/98 Call
Opt. (Cost $22,125)                                        3/98          123.00%         50                 8,594





         13          Oppenheimer Main Street California Municipal Fund

                                                                              FACE                 MARKET VALUE
                                                                              AMOUNT               SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS--0.5%
Orange Cnty., CA Sanitation District COP,
FGIC Insured, 3.60%, 3/2/98(2) (Cost $600,000)                                    $600,000            $   600,000
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $116,277,596)                                      103.7%           123,648,491
------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                 (3.7)            (4,358,728)
                                                                              -------------         --------------
NET ASSETS                                                                           100.0%          $119,289,763
                                                                              =============         ==============

To simplify the listings of securities, abbreviations are used per the table below:

CAP         --Capital Appreciation                      PC        --Pollution Control
CDAU        --Communities Development Authority         PCFAU     --Pollution Control Finance Authority
CFD         --Community Facilities District             PFAU      --Public Finance Authority
CMWLTH      --Commonwealth                              PPAU      --Public Power Authority
COP         --Certificates of Participation             PWBL      --Public Works Board Lease
FAU         --Finance Authority                         RA        --Redevelopment Agency
GOB         --General Obligation Bonds                  RB        --Revenue Bonds
GORB        --General Obligation Refunding Bonds        RRB       --Revenue Refunding Bonds
HAU         --Housing Authority                         SCDAU     --Statewide Communities Development Authority
HF          --Health Facilities                         SDI       --School District
HFA         --Housing Finance Agency                    SFM       --Single Family Mtg.
HFFAU       --Health Facilities Finance Authority       SPAST     --Special Assessment
MH          --Multifamily Housing                       SPTX      --Special Tax
MTAU        --Metropolitan Transportation Authority     TXAL      --Tax Allocation
MUD         --Municipal Utility District                USD       --Unified School District

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $11,064,063 or 9.27% of the Fund's net assets at February 28, 1998.

2. Represents the current interest rate for a variable rate security.

3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

4. When-issued security to be delivered and settled after February 28, 1998.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Securities with an aggregate market value of $434,560 are held in collateralized accounts to cover initial margin requirements on futures sales contracts. See Note 5 of Notes to Financial Statements.





          14          Oppenheimer Main Street California Municipal Fund

------------------------------------------------------------------------------
As of February 28, 1998, securities subject to the alternative minimum tax amount to $32,204,750 or 27.00% of the Fund's net assets.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

INDUSTRY                                             MARKET VALUE         PERCENT
-----------------------------------------------------------------------------------
Special Assessment                                   $ 22,001,399            17.8%
Single Family Housing                                  20,065,832            16.2
Hospital/Healthcare                                    13,875,903            11.2
Highways                                               10,906,908             8.8
Lease Rental                                            8,694,502             7.0
General Obligation                                      8,246,047             6.7
Sewer Utilities                                         6,320,708             5.1
Electric Utilities                                      6,079,188             4.9
Marine/Aviation Facilities                              5,135,500             4.2
Multi-Family Housing                                    4,189,402             3.4
Resource Recovery                                       3,837,690             3.1
Water Utilities                                         3,783,442             3.1
Corporate Backed                                        3,261,024             2.6
Sales Tax                                               3,150,540             2.5
Pollution Control                                       2,166,300             1.8
Education                                               1,925,512             1.6
Options - Treasury                                          8,594             0.0
                                                   --------------        --------
Total                                                $123,648,491           100.0%
                                                   ==============        ========

See accompanying Notes to Financial Statements.





         15          Oppenheimer Main Street California Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES FEBRUARY 28, 1998 (UNAUDITED)

================================================================================================================
ASSETS
Investments, at value (cost $116,277,596)--see accompanying statement                               $123,648,491
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     491,072
----------------------------------------------------------------------------------------------------------------
Receivables:
Interest                                                                                               1,496,038
Shares of capital stock sold                                                                             355,791
----------------------------------------------------------------------------------------------------------------
Other                                                                                                     36,463
                                                                                                  --------------
Total assets                                                                                         126,027,855

================================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                                  6,267,508
Dividends                                                                                                307,040
Shares of capital stock redeemed                                                                          45,861
Daily variation on futures contracts--Note 5                                                              13,556
Transfer and shareholder servicing agent fees                                                             10,988
Distribution and service plan fees                                                                         7,185
Other                                                                                                     85,954
                                                                                                  --------------
Total liabilities                                                                                      6,738,092

================================================================================================================
NET ASSETS                                                                                          $119,289,763
                                                                                                  ==============

================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                                                                    $ 92,329
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                           111,626,237
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                      293,989
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                 (68,609)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                                              7,345,817
                                                                                                  --------------
Net assets                                                                                          $119,289,763
                                                                                                  ==============





         16          Oppenheimer Main Street California Municipal Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$100,375,559 and 7,767,436 shares of capital stock outstanding)                                          $12.92
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                                 $13.56

----------------------------------------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,914,204
and 1,465,504 shares of capital stock outstanding)                                                       $12.91

See accompanying Notes to Financial Statements.




         17          Oppenheimer Main Street California Municipal Fund

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 1998 (Unaudited)

================================================================================================================
NVESTMENT INCOME
Interest                                                                                              $3,181,466

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                  303,769
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class B                                                                                                   75,500
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                     34,716
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       22,251
----------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                    5,567
Class B                                                                                                    2,410
----------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                    5,914
----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                         1,581
----------------------------------------------------------------------------------------------------------------
Directors' fees and expenses                                                                               1,182
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                  694
----------------------------------------------------------------------------------------------------------------
Other                                                                                                        610
                                                                                                    ------------
Total expenses                                                                                           454,194
Less assumption of expenses by OppenheimerFunds, Inc.--Note 4                                            (82,513)
                                                                                                    ------------
Net expenses                                                                                             371,681

================================================================================================================
NET INVESTMENT INCOME                                                                                  2,809,785

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                             (184,465)
Closing of futures contracts--Note 5                                                                     129,566
                                                                                                    ------------
Net realized loss                                                                                        (54,899)

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                   3,364,713
                                                                                                    ------------
Net realized and unrealized gain                                                                       3,309,814

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $6,119,599
                                                                                                    ============

See accompanying Notes to Financial Statements.





         18          Oppenheimer Main Street California Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED
                                                                       FEBRUARY 28, 1998       YEAR ENDED
                                                                       (UNAUDITED)             AUGUST 31, 1997
================================================================================================================
OPERATIONS
Net investment income                                                  $  2,809,785              $  5,140,982
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                    (54,899)                  754,676
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                     3,364,713                 2,696,390
                                                                     --------------            --------------
Net increase in net assets resulting from operations                      6,119,599                 8,592,048

================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                  (2,522,473)               (4,733,799)
Class B                                                                    (318,133)                 (394,165)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                    (802,676)                   (9,642)
Class B                                                                    (131,382)                     (827)

================================================================================================================
CAPITAL STOCK TRANSACTIONS
Net increase in net assets resulting from
capital stock transactions--Note 2:
Class A                                                                   8,337,168                10,035,358
Class B                                                                   6,697,862                 5,675,756

================================================================================================================
NET ASSETS
Total increase                                                           17,379,965                19,164,729
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                     101,909,798                82,745,069
                                                                     --------------            --------------
End of period (including undistributed net investment
income of $293,989 and $437,009, respectively)                         $119,289,763              $101,909,798
                                                                     ==============            ==============

See accompanying Notes to Financial Statements.





         19          Oppenheimer Main Street California Municipal Fund

FINANCIAL HIGHLIGHTS

                                                  CLASS A
                                                  ---------------------------------------------------------------------------
                                                  SIX MONTHS
                                                  ENDED
                                                  FEBRUARY 28,
                                                  1998            YEAR ENDED AUGUST 31,           YEAR ENDED JUNE 30,
                                                  (UNAUDITED)     1997          1996(2)           1996          1995
=============================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period               $12.64           $12.16         $12.15          $12.09          $11.82
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                 .31              .73            .12             .73             .73
Net realized and unrealized gain (loss)               .42              .49            .01             .07             .27
                                                  -------          -------        -------         -------         -------
Total income (loss) from investment
operations                                            .73             1.22            .13             .80            1.00
-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income                 (.34)            (.74)          (.12)           (.73)           (.69)
Dividends in excess of net investment
income                                                 --               --             --              --            (.04)
Distributions from net realized gain                 (.11)              --             --              --(3)           --
Distributions in excess of net
realized gain                                          --               --             --            (.01)             --
                                                  -------          -------        -------         -------         -------
Total dividends and distributions
to shareholders                                      (.45)            (.74)          (.12)           (.74)           (.73)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.92           $12.64         $12.16          $12.15          $12.09
                                                  =======          =======        =======         =======         =======

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                  5.81%           10.24%          1.12%           6.73%           8.93%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                   $100,376          $89,991        $76,817         $76,913         $78,134
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 96,325          $80,311        $77,584         $78,676         $76,148
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                5.06%(5)         5.91%          6.00%(5)        5.99%           6.27%
Expenses, before voluntary assumption
by the Manager or Distributor(6)                     0.68%(5)         0.59%          0.57%(5)        0.58%           0.57%
Expenses, net of voluntary assumption
by the Manager or Distributor                        0.53%(5)          N/A            N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                           15.9%            46.4%           1.4%           33.1%           14.2%

1. For the period from October 29, 1993 (inception of offering) to June 30,
1994.

2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

3. Less than $0.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.





         20          Oppenheimer Main Street California Municipal Fund

                                                               CLASS B
                                           ------------------  --------------------------------------------------------------------
                                                               SIX MONTHS
                                                               ENDED
                                                               FEBRUARY 28,
                                                               1998           YEAR ENDED AUGUST 31,   YEAR ENDED JUNE 30,
                                            1994       1993    (UNAUDITED)    1997        1996(2)     1996      1995      1994(1)
==================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period         $12.66     $12.05    $12.63       $12.14     $12.14     $12.08    $11.80    $12.90
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                           .75        .80       .28          .60        .10        .61       .62       .38
Net realized and unrealized gain (loss)        (.80)       .64       .38          .50          --       .07       .27     (1.07)
                                          ---------   --------  --------    ---------   --------   --------   -------   -------
Total income (loss) from investment
operations                                     (.05)      1.44       .66         1.10        .10        .68       .89      (.69)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income           (.73)      (.81)     (.27)        (.61)      (.10)      (.61)     (.57)     (.37)
Dividends in excess of net investment
income                                         (.03)        --        --           --         --         --      (.04)     (.01)
Distributions from net realized gain             --       (.02)     (.11)          --         --         --(3)     --        --
Distributions in excess of net
realized gain                                  (.03)        --        --           --         --       (.01)       --      (.03)
                                          ---------   --------  --------    ---------   --------   --------   -------   -------
Total dividends and distributions
to shareholders                                (.79)      (.83)     (.38)        (.61)      (.10)      (.62)     (.61)     (.41)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $11.82     $12.66    $12.91       $12.63     $12.14     $12.14    $12.08    $11.80
                                          =========   ========  ========    =========   ========   ========   =======   =======

==================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)          (0.60)%     12.53%     5.28%        9.24%      0.85%      5.66%     7.90%    (5.42)%

==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                              $79,555    $72,387   $18,914      $11,919     $5,928     $5,442    $2,648    $1,203
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $81,741    $54,840   $15,263      $ 8,129     $5,767     $3,848    $1,904    $  649
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          6.09%      6.46%     4.12%(5)     4.85%      4.92%(5)   4.94%     5.17%     4.91%(5)
Expenses, before voluntary assumption
by the Manager or Distributor(6)               0.53%      0.39%     1.70%(5)     1.60%      1.62%(5)   1.60%     1.55%     1.62%(5)
Expenses, net of voluntary assumption
by the Manager or Distributor                   N/A        N/A      1.55%(5)      N/A        N/A        N/A       N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                     20.2%       5.8%     15.9%        46.4%       1.4%      33.1%     14.2%     20.2%

6. Beginning in fiscal 1995, the expense ratios reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1998 were $39,122,439 and $17,704,860, respectively.

See accompanying Notes to Financial Statements.





         21          Oppenheimer Main Street California Municipal Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

==============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street California Municipal Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in municipal securities while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.





         22          Oppenheimer Main Street California Municipal Fund

==============================================================================
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Accordingly, during the six months ended February 28, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $112,199, an increase in unrealized appreciation on investments of $1,277,368 and a decrease in paid-in capital of $1,165,169. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.





         23          Oppenheimer Main Street California Municipal Fund

==============================================================================
2. CAPITAL STOCK

The Fund has authorized 16,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                            SIX MONTHS ENDED FEBRUARY 28, 1998            YEAR ENDED AUGUST 31, 1997
                            -----------------------------------           -------------------------------
                            SHARES              AMOUNT                    SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Class A:
Sold                         1,032,334         $13,268,334                1,377,422         $ 17,228,574
Dividends and
distributions reinvested       165,041           2,113,339                  233,721            2,900,249
Redeemed                      (547,343)         (7,044,505)                (811,980)         (10,093,465)
                           -----------       -------------              -----------       --------------
Net increase                   650,032         $ 8,337,168                  799,163         $ 10,035,358
                           ===========       =============              ===========       ==============
---------------------------------------------------------------------------------------------------------
Class B:
Sold                           527,809         $ 6,779,866                  467,166         $  5,821,078
Dividends and
distributions reinvested        23,896             305,746                   20,557              255,214
Redeemed                       (30,043)           (387,750)                 (32,007)            (400,536)
                           -----------       -------------              -----------       --------------
Net increase                   521,662         $ 6,697,862                  455,716         $  5,675,756
                           ===========       =============              ===========       ==============

==============================================================================
3.        UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At February 28, 1998, net unrealized appreciation on investments of $7,370,895 was composed of gross appreciation of $7,461,334, and gross depreciation of $90,439.

==============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets, with a contractual waiver when net assets are less than $100 million. Annual fees, reflecting this waiver, are 0.40% of net assets of $75 million or more but less than $100 million, 0.25% of net assets of $50 million or more but less than $75 million, 0.15% of net assets of $25 million or more but less than $50 million, and 0% of net assets less than $25 million. In addition, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund shall pay an annual management fee of 0.40% of its average annual net assets in excess of $100 million.

        For the six months ended February 28, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $227,558, of which $30,142 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $270,258. During the six months ended February 28, 1998, OFDI received contingent deferred sales charges of $11,459 upon redemption of Class B shares.





         24          Oppenheimer Main Street California Municipal Fund

==============================================================================
OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

        The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended February 28, 1998, OFDI retained $65,677 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of February 28, 1998, OFDI had incurred excess distribution and servicing costs of $690,671 for Class B.

==============================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

        Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.





         25          Oppenheimer Main Street California Municipal Fund

==============================================================================
5. FUTURES CONTRACTS (CONTINUED)

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At February 28, 1998, the Fund had outstanding futures contracts as follows:

                                    EXPIRATION          NUMBER OF             VALUATION AS OF          UNREALIZED
                                    DATE                CONTRACTS             FEBRUARY 28, 1998        DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
U.S. Treasury Bonds, 30 yr.         6/98                30                    $3,614,063               $25,078

==============================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

        The Fund had no borrowings outstanding during the six months ended February 28, 1998.





         26          Oppenheimer Main Street California Municipal Fund

OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

A series of Oppenheimer Main Street Funds, Inc.

===========================================================================================================
OFFICERS AND DIRECTORS         James C. Swain, Chairman and Chief Executive Officer
                               Bridget A. Macaskill, Director and President
                               Robert G. Avis, Director
                               William A. Baker, Director
                               Charles Conrad, Jr., Director
                               Jon S. Fossel, Director
                               Sam Freedman, Director
                               Raymond J. Kalinowski, Director
                               C. Howard Kast, Director
                               Robert M. Kirchner, Director
                               Ned M. Steel, Director
                               George C. Bowen, Director, Vice President, Treasurer and Assistant Secretary
                               Andrew J. Donohue, Vice President and Secretary
                               Jerry A. Webman, Vice President
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer
                               Robert G. Zack, Assistant Secretary

===========================================================================================================
INVESTMENT ADVISOR             OppenheimerFunds, Inc.

===========================================================================================================
DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.

===========================================================================================================
TRANSFER AND SHAREHOLDER       OppenheimerFunds Services
SERVICING AGENT

===========================================================================================================
CUSTODIAN OF                   The Bank of New York
PORTFOLIO SECURITIES

===========================================================================================================
INDEPENDENT AUDITORS           Deloitte & Touche LLP

===========================================================================================================
LEGAL COUNSEL                  Myer, Swanson, Adams & Wolf, P.C.

                               The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer Main Street California Municipal Fund.
                               This report must be preceded or accompanied by a Prospectus of Oppenheimer
                               Main Street California Municipal Fund. For material information concerning the Funds, see the Prospectus.

                               Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.





         27          Oppenheimer Main Street California Municipal Fund

INTERNET
24-hr access to account
information. Online transactions
now available

WWW.OPPENHEIMERFUNDS.COM

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048

ACCOUNT TRANSACTIONS
Mon-Fri 8:30am-8pm ET

1-800-852-8457

PHONELINK
24-hr automated information
and automated transactions

1-800-533-3310

TELECOMMUNICATION DEVICE
FOR THE DEAF (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

1-800-835-3104


INFORMATION AND SERVICES
------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

   And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

   When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

   For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

   You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

   So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                                       [OPPENHEIMERFUNDS LOGO]
RS0725.001.0298  April 29, 1998